Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use of our report for the years ended June 30, 2009, dated September 28, 2009, in the Form 10-K for The American Energy Group, Ltd.

Chisholm, Bierwolf & Nilson & Morrill, LLC
Layton, Utah
/s/ September 28, 2009